                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant To Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

FILED BY THE REGISTRANT                             [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT          [ ]

CHECK THE APPROPRIATE BOX:

[X]   PRELIMINARY PROXY STATEMENT
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[ ]   DEFINITIVE PROXY STATEMENT
[ ]   DEFINITIVE ADDITIONAL MATERIALS
[ ]   SOLICITING MATERIAL PURSUANT TO RULE 14A-11(C) OR RULE 14A-12

                               CITY NETWORK, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
         [X]  No fee required
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

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         (2)  Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5)  Total fee paid:
         [ ]  Fee previously paid with preliminary materials.

--------------------------------------------------------------------------------
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:

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         (3)  Filing Party:

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         (4)  Date Filed:

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
                               CITY NETWORK, INC.

                 #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chih
                           Taipei County, Taiwan, ROC

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 31, 2004

TO THE STOCKHOLDERS OF CITY NETWORK, INC:

      The Annual Meeting of the Stockholders of City Network, Inc., a Nevada corporation (the "Company'), will be held on December 31, 2004, at 10:00 a.m. (local time), at the Company's executive offices located at #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chih, Taipei County, Taiwan, ROC, for the following purposes:

      1. To elect ten (10) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

      2. To ratify the appointment of Lichter, Weil & Associates as the Company's independent auditors;

      3.    To amend and restate the Company's current bylaws; and

      4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

      Stockholders of record at the close of business on November 10, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                 By Order of the Board of Directors,

                                 /s/ Tiao-Tsan "Andy" Lai

                                 Tiao-Tsan "Andy" Lai
                                 Chairman, President and Chief Executive Officer

Dated: December 3, 2004

                               CITY NETWORK, INC.

                 #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chih
                           Taipei County, Taiwan, ROC

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 31, 2004

                                  INTRODUCTION

      Your proxy is solicited by the Board of Directors of City Network, Inc., a Nevada corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on December 31, 2004, at 10:00 a.m. (local time), at the Company's executive offices located at #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chih, Taipei County, Taiwan, ROC, and at any adjournment or postponement thereof (the "Annual Meeting"), for the following purposes:

      1. To elect ten (10) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

      2. To ratify the appointment of Lichter, Weil & Associates as the Company's independent auditors;

      3.    To amend and restate the Company's current bylaws; and

      4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

      The Board of Directors has set November 10, 2004 as the record date (the "Record Date") to determine those holders of common stock, par value $0.0001 per share, of the Company ("Common Stock") who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about December 3, 2004.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

      You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 27,500,000 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

      Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

      The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

      The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving our Secretary, a written notice revoking your proxy card or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

      Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

      We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

      The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists. Proposals 2 and 3 shall each be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

      Brokers holding shares of the Company's Common Stock in street name who do not receive instructions from the beneficial owners of those shares are entitled to vote on "routine" proposals such as the election of directors and the ratification of the Company's independent auditors. Under The American Stock Exchange rules, however, brokers who do not receive instructions from the beneficial owners of such shares are not entitled to vote on "non-routine" proposals such as amending and restating the Company's current bylaws and will, therefore, have no legal effect on the vote of that particular matter. This is called a "broker non-vote." Because an affirmative vote of a majority of the Common Stock entitled to vote is required to approve proposal 2, abstentions will have the same effect as a vote "against" the proposal. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

WHO PAYS FOR THIS PROXY SOLICITATION?

      We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

                     GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

      In proposal 1, we are seeking the election of ten (10) directors to serve on the Board of Directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

      In proposal 2, we are seeking ratification of the appointment of Lichter, Weil & Associates as the Company's independent auditors.

      In proposal 3, we are seeking to amend and restate the Company's current bylaws.

WHY IS CITY NETWORK SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

      Proposal No. 1: The General Corporations Law of Nevada and the listing standards of the American Stock Exchange require corporations to hold elections for directors each year.

      Proposal No. 2: The Company appointed Lichter, Weil & Associates to serve as the Company's independent auditors during the 2004 fiscal year. The Company elects to have its stockholders ratify such appointment.

      Proposal No. 3: The Company's current bylaws are a legacy of its predecessor company, Investment Agents, Inc. Certain provisions in the Company's current bylaws may have been tailored to specific needs of Investment Agents, Inc. and are not necessarily useful or desirable for the Company's future needs. The Company proposes to amend and restate its current bylaws to provide for terms it believes are more appropriate to its current and future needs.

                      OUTSTANDING SHARES AND VOTING RIGHTS

      Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment or postponement thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 27,500,000 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

      The following table sets forth as of November 19, 2004 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) each director and nominee for election to the Board of Directors;
(iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                         PERCENT OF COMMON
                                                                NUMBER OF SHARES        STOCK BENEFICIALLY
                       NAME AND ADDRESS (1)                  BENEFICIALLY OWNED (2)            OWNED
      ---------------------------------------------------    ----------------------     -------------------
      Tiao-Tsan "Andy" Lai                                         2,000,000                7.3%

      Yun-Yi "Stella" Tseng                                                0                   *

      Alice Chen                                                      66,000                   *

      I-Min Ou                                                        25,000                   *

      Chin-Yuan Liao                                                  50,000                   *

      Mei-Chu Lai                                                    648,000                2.4%

      Yu-Hung Kao                                                  1,161,000                4.2%

      Chung-Chieh "Kevin" Lin                                              0                   *

      Yong Su                                                              0                   *

      Pi-Liang Liu                                                         0                   *

      All officers and directors as a group (10 persons)           3,950,000               14.4%


      * Indicates less than one percent.

      (1) The address of each holder is c/o City Network, Inc., #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chih, Taipei County, Taiwan, ROC.

      (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Ten (10) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

      Set forth below are the names of the directors, executive officers and key employees of the Company as of November 19, 2004.

            Name                  Age                             Title
------------------------------   -----   ----------------------------------------------------------
Tiao-Tsan "Andy" Lai               42    Chairman, Director, President and Chief Executive Officer
Yun-Yi "Stella" Tseng              44    Chief Financial Officer and Director
Alice Chen                         41    Vice President and Director
I-Min Ou                           35    Director, Manager - Technology Department
Chin-Yuan Liao                     32    Director, Manager - Engineering Department
Mei-Chu Lai                        37    Independent Director
Kao-Yu Hung                        46    Independent Director
Chung-Chieh "Kevin" Lin            44    Independent Director
Yong Su                            49    Independent Director
Pi-Liang Liu                       49    Independent Director


      Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT DIRECTORS, EXECUTIVE OFFICERS, KEY EMPLOYEES AND DIRECTOR NOMINEES

      Set forth below is certain information with respect to each director, executive officer, key employee and director nominees.

      TIAO-TSAN "ANDY" LAI has been Chairman, President and Director of City Network (and its predecessors) since 1994. As a pioneer in the network equipment market he was the first entrepreneur to bring the Home PNA solution to Taiwan, China and Asia. With Mr. Lai's guidance, City Network implemented Home PNA in a winning design for an Internet Service Model for the Taipei city government in 1998. In 1999, Mr. Lai also procured an open tender for a Home PNA project with Korea Telecom. From 1999 to the present, City Network has had its products approved for purchase and sale by China Telecom, Taiwan's HiNet, Japan OCC and Finland Telecom. In addition, Mr. Lai established business projects with Shanghai Telecom, Fujian Telecom and Guang Dong Telecom. In October, 2000, Mr. Lai was presented the "Excellent Manager" industry award in Taiwan for outstanding service as Chairman of City Network. In June 2002, Mr. Lai was also awarded the "The Excellent Alumnus" award for his success in business beyond graduation from the Taiwan National Military Academy. Mr. Lai holds an MBA degree from the University of St. Thomas in Minnesota, USA, and a bachelor's degree in business from Metropolitan University in Minnesota, USA.

      YUN-YI "STELLA" TSENG has been the Chief Financial Officer and a Director of the Board of City Network since November 2004. In 1998, Ms. Tseng established the asset management and financial consulting group called Chief Securities Investment Inc., where she was the chairman until December 2003. Over the course of five years, Ms. Tseng gradually developed Chief Securities Investment Inc. into a Taiwanese nation-wide operation with more than ten branch offices and over 400 employees. Furthermore, Ms. Tseng has participated in the financing of numerous private and public companies both in Taiwan and abroad. She is an experienced financial planner and experienced in company finance, accounting and auditing. In 2003, Ms. Tseng helped found Hyo-On Biotechnology Corp., where she is a company director and is primarily responsible for strategic growth and financial development. Ms. Tseng graduated from Shih-Hsin University in Taipei, Taiwan with a degree in Communications and Journalism.

      ALICE CHEN has been Vice President and a Director of City Network since October 2002. Ms. Chen has been Vice General Manager of Sales and Marketing and a Director of City Network (Taiwan) since January 1999. Ms. Chen's duty is to implement and develop City Network's worldwide sales and marketing plan. Before joining City Network, Ms. Chen had ten years experience working for the Taiwanese National Security Agency as a national policy analyst. Additionally, Ms. Chen spent three years working as head of sales and marketing for a Taiwanese public company. Ms. Chen possesses a degree in Legal Policy from a government university in the Republic of China.

      I-MIN OU has been Manager of the Technology Department and a Director of City Network since October 2002. From February 2001 to October 2002, Mr. Ou served as a Manager of the Tongnan Technology Company. From June 1999 to January 2001, he served as a Manager of the Gulite Technology Company. From February 1998 to May 1999, Mr. Ou was a Manager for the Hueng Kwuo Technology Company. From 1991 to 1997, he served as a Manager of the Ikuani Technology Company. Since graduating with a bachelor's degree in Electrical Engineering from the Tung Nan Institute of Technology in July 1991, I-Min Ou has been primarily engaged in electronics engineering and computer automation industry.

      CHIN-YUAN LIAO has been a Director and Manager of the Engineering Department since October 2002. From January 2000 to October 2002, Mr. Liao served as Manager of the Engineering Department for City Network (Taiwan). Previously, he was a Manager with A Best Information Technology, Inc., a network technology company, from 1998 to 2000. Mr. Liao received a bachelor's degree in electrical engineering from the Oriental Institute of Technology in 1996.

      MEI-CHU LAI has been a Director of City Network since October 2002. In 1992, Ms. Lai began her career serving four years as an accountant and finance department chief for New Land Developers Co. Ltd. Ms. Lai has been working for ING Antai since 1996 and is currently a financial safety planner responsible for the asset management, financial advisory, inheritance taxation and tax planning of major company clients. She was promoted at ING Antai to the position of Division Supervisor in 1997 and then took the post of Assistant General Manager in 2001. Ms. Lai graduated from the Department of International Trading at Ming Chuan University in 1991. Ms. Lai currently serves on City Network's audit committee.

      YU-HUNG KAO has been a Director of City Network since October 2002. Ms. Hung specializes in import and export customs and regulations of many countries around the world as well as corporate financial reporting, accounting and auditing. In 1983, Ms. Hung personally founded her own trading, customs and product transport company called Ce Young Customs Brokerage Co., Ltd. For the past 20 years, Ms. Hung has managed and directed the development of Ce Young Customs Brokerage Co, Ltd., developing the business into a profitable and well-known brand name in Taiwan and throughout Asia. From 1980 to 1983, she was previously employed by Min Hwa Inc., working as the company's General Manager supervising the handling of customs brokerage-related sales finance, taxation and accounting. She graduated from Hsing Wu College in 1978 with majors in international trading and business administration. Ms. Kao currently serves on City Network's audit committee.

      CHUNG-CHIEH "KEVIN" LIN has been a Director of City Network since November 2004. Since 1996, Mr. Lin has been the chairman of Chun-Yang Investment Co., Ltd., an investment company involved in corporate finance and securities consulting, since April 1997 and chairman of Sino-Freeze Biotechnology Co., Ltd. since February 2003. Mr. Lin has also been involved in venture capital and strategic investments and has invested in, developed and managed more than fifteen public and private companies in Taiwan and China. Mr. Lin's investment experience has been particularly in the biotech and electronics industries. Mr. Lin has a degree in Civil Engineering from Tamkang University.

      YONG SU has been a Director of City Network since November 2004. Mr. Su is currently a professor at the Business Administration Department at Fudan University and director of the Business Administration Department of the university's advanced studies and post-graduate program. He has worked for many companies as a corporate consultant, utilizing his expertise in corporate strategies planning, corporate culture management, company organization and marketing to provide operational guidelines and strategies. Mr. Su graduated from Fudan University in 1986 with a master's degree in Cultural History and acquired a doctorate degree in Economics from Fudan University in 1994, whereupon he took a teaching position at the university immediately following his graduation. He is the author of over fifty journal articles and industry essays.

      PI-LIANG LIU has been a Director of City Network since November 2004. He is currently a director of Mega Financial Holding Company and Resident Supervisor at Chiao Tung Bank. He was the CEO of the Southern Taiwan Joint Services Center of the Executive Yuan of Taiwan from 1999 to 2001. From 1997 to 1999, he held the position of Secretary General at the Legislative Yuan of Taiwan's parliament. From 1991 to 1997, Mr. Liu was an Advisor and Director of the Liaison Office with the governing administration's cabinet for the Executive Yuan of Taiwan. He has also served at the post of Chairman of the Budget Committee for the Legislative Yuan of Taiwan. Mr. Liu obtained his master's degree in Arts from the School of Industrial Education at Northeastern Missouri State University in 1988. He was an Invited Researcher at the School of Public Administration of the University of Southern California in 1986. He obtained a bachelor's degree in law from the School of Law at the National Taiwan University in 1964. Also, he is an author of books such as Research on Developing Countries' Government Budgeting System and Research on Modern Democratic Governments' Budgeting Systems. Mr. Lai currently serves on City Network's audit committee.

REQUIRED VOTE

      Election of the directors requires the vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                THE TEN NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                          BOARD AND COMMITTEE MEETINGS

      The Board of Directors held four meetings during 2004. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member. We do not have a policy with regard to Board members' attendance at annual meetings of stockholders. Prior to our listing on The American Stock Exchange, we did not hold any stockholders meetings.

      The Board of Directors currently has one standing committee, the Audit Committee. The Board of Directors intends to establish a nominating committee in accordance with the requirements of the listing standards of The American Stock Exchange. The Company acknowledges that it will comply with the applicable access and disclosure requirements under the Exchange Act regarding the nominating committee. Each director set forth under "Management" above actively participated in the consideration of director nominees for this 2004 Annual Meeting of Stockholders.

AUDIT COMMITTEE

      The Board of Directors adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include:

      - reviewing the Company's charter, annual report to stockholders and reports submitted to the SEC;

      - recommending the Company's independent auditors, confirming and reviewing their independence, and approving their fees;

      -     reviewing the independent auditors' performance;

      - considering the independent auditors' judgments about the Company's accounting principals;

      - considering and approving major changes to the Company's auditing and accounting principals;

      - establishing reporting systems to the committee by management and the independent auditors regarding management's significant judgments in preparing financial statements;

      - following an audit, reviewing significant difficulties encountered during the audit;

      - reviewing significant disagreements among management and the independent auditors in the preparation of the Company's financial statements;

      - reviewing the extent to which improvements in financial or accounting practices approved by the committee have been implemented; and

      - Review with counsel any legal matters that could have a significant impact on the Company's financial statements.

The Audit Committee met one time during the fiscal year ended February 29, 2004.

      The Audit Committee Members during the fiscal year ended February 29, 2004 and the current fiscal year consisted of Mei-Chu Lai, Yu-Hung Kao and Chien-Hui Lin. Chien-Hui Lin resigned from the Board of Directors in August 2004. The Board appointed Pi-Liang Liu to serve on the audit committee upon his appointment as director in November 2004. All of the above-listed audit committee members were or are considered "independent" under Section 121(A) (as currently applicable to the Company) of the listing standards of The American Stock Exchange, as determined by the Board of Directors. The audit committee recommends to the Board of Directors the annual engagement of a firm of independent accountants and reviews with the independent accountants the scope and results of audits, our internal accounting controls and audit practices and professional services rendered to us by our independent accountants.

      The Board of Directors has determined that we have at least one audit committee financial expert, as defined in the Exchange Act, serving on our audit committee. Pi-Liang Liu is the "audit committee financial expert" and is an independent member of the Board of Directors.

CODE OF ETHICS

      We adopted a code of ethics that applies to our Chief Executive Officer and Chief Financial Officer, and other persons who perform similar functions. A copy of our Code of Ethics is filed as an exhibit to our most recent Annual Report on Form 10-KSB. Our Code of Ethics is intended to be a codification of the business and ethical principles which guide us, and to deter wrongdoing, to promote honest and ethical conduct, to avoid conflicts of interest, and to foster full, fair, accurate, timely and understandable disclosures, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations and accountability for adherence to this Code.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer. No other executive officer received a total annual salary and bonus exceeding USD$100,000 in the Company's last three fiscal years.

                                                                                       Long Term Compensation

                                                 Annual Compensation                   Awards           Payouts
                                         -----------------------------------    ---------------------   --------
                                                                                Restricted
                              Fiscal                                               Stock       Stock               All Other
  Name/Principal Position       Year     Salary ($)     Bonus ($)  Other ($)     Award ($)    Options   LTIP ($)   Comp. ($)
-------------------------     ------     ----------     ---------  ---------    ----------    -------   --------   ---------
Tiao-Tsan "Andy" Lai          2003         $31,200        $2,600          -              -          -          -          -
                              2002         $31,200        $2,600          -              -          -          -          -
                              2001         $31,200       $52,600          -              -          -          -          -

      None of our executive officers received any stock options in the fiscal year ended February 29, 2004, nor did they exercise any such options in the same period.

COMPENSATION OF DIRECTORS

      Our directors do not receive any compensation for serving on the Board of Directors.

EMPLOYMENT CONTRACTS

      We have employment contracts with Tiao-Tsan "Andy" Lai, Alice Chen, I-Min Ou and Chin-Yuan Liao and plan to enter into an employment contract with Yun-Yi "Stella" Tseng. Our standard employment contract provides for the employee's salary, benefits and bonus compensation. It does not specify the duration of employment but provides for severance payments pursuant to Taiwanese labor laws if the employee gives notice or if we terminate his or her employment without cause.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, as amended, requires the officers and directors of City Network and every person who is directly or indirectly the beneficial owner of more than 10% of any class of security of City Network to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Such persons also are required to furnish City Network with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it, the company believes that all other Section 16(a) filing requirements applicable to the reporting persons were complied with by such persons during 2004.

                          REPORT OF THE AUDIT COMMITTEE

The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the American Stock Exchange. The Committee operates pursuant to a Charter that was approved by the Board. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended February 29, 2004, as filed with the Securities and Exchange Commission.

The Audit Committee

Kao-Yu Hung
Mei-Chu Lai
Chien-Hui Lin

Independent Directors, City Network, Inc.

                                 INDEMNIFICATION

      The Company's Certificate of Incorporation limits the liability of its directors for damages arising from a breach of their fiduciary duty as directors, excluding acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of
Section 78.300 of the Nevada Revised Statutes. These provisions are subject to the limitations imposed by the General Corporations Law of Nevada.

      The Company's current bylaws provide that the Company may indemnify its directors and officers on those terms and conditions as appropriate, subject to applicable law, and purchase and maintain insurance on behalf of its directors and officers. The Company has not entered into indemnification agreements with its officers and directors.

                                   PROPOSAL 2
                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Lichter, Weil & Associates has served as our independent auditors since 2002. The Board of Directors has appointed Lichter, Weil & Associates to continue as our independent auditors for the current fiscal year. A representative from Lichter, Weil & Associates or its ROC cooperation partner is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

      Audit fees billed to the Company by Lichter, Weil & Associates for its audit of the Company's annual financial statements for the fiscal year ended February 29, 2004 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the SEC for that fiscal year totaled approximately $66,530. Audit fees billed to the Company by Lichter, Weil & Associates., for the audit of the Company's annual financial statements for the fiscal year ended February 29, 2003 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the SEC for that fiscal year totaled approximately $40,000.

AUDIT-RELATED FEES

      There are no audit-related fees to disclose.

TAX FEES

      Tax fees billed to the Company by Lichter, Weil & Associates for the fiscal year ended February 29, 2004 totaled approximately $3,500. Tax fees billed to the Company by Lichter, Weil & Associates for the fiscal year ended February 28, 2003 totaled approximately $3,920.

ALL OTHER FEES

      There are no other fees to disclose.

REQUIRED VOTE

      Ratification of the appointment of the independent public accounts requires the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting, provided a quorum exists.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF
             THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS.

                                   PROPOSAL 3
                 AMEND AND RESTATE THE COMPANY'S CURRENT BYLAWS

      The Company's current bylaws, a copy of which is attached as Appendix B to this proxy statement, are the original bylaws of its predecessor company, Investment Agents, Inc. Those bylaws were in place at the time of the stock exchange transactions in December 2002 whereby City Network Technology, Inc. became a wholly-owned subsidiary of Investment Agents, Inc. and the stockholders of City Network Technology, Inc. became holders of approximately 49% of Investment Agents, Inc.'s outstanding stock.

      The Board of Directors believes that the current bylaws of the Company either hinder or restrict the board and the Company from taking actions that would be in the best interests of the Company and its stockholders. Additionally, the Board of Directors believes that certain provisions of the Company's current bylaws may have been tailored to the needs of the Company prior to the stock exchange transactions in December 2002 but are not desirable for the Company's current and future needs.

      Our board approved the amendment and restatement of our bylaws to the form attached as Appendix C to this proxy statement, that among other things provides for (subject to the provisions of the General Corporation Law of the State of Nevada):

      - A board of directors comprised of not less than five and not more than fifteen people, as may be fixed, increased and decreased by our stockholders or the directors from time to time;

      - Terms for directors continuing until their successors are elected and qualified or until their resignation and approval;

      - Election of directors by a plurality vote of the votes cast by stockholders eligible to vote;

      - Quorum for a meeting of stockholders constituting one-third of the voting power of stockholders eligible to vote present in person or by proxy at a meeting of stockholders;

      - Approval of stockholder actions by a greater number of votes cast for than against the action at a meeting of stockholders;

      - Stockholder action without a meeting by stockholders eligible to vote holding at least a majority of the voting power;

      - Quorum for a meeting of the board of directors constituting a majority of the directors then in office;

      - Approval or actions by the directors by a majority of the voting power of the directors present at a meeting at which quorum is present;

      - Written action of the board of directors or any committee if signed by all the members of the board of directors or committee; and

      - Amendment, alternation and repeal of the bylaws by the board of directors.

REQUIRED VOTE

      Amending and restating the Company's bylaws requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" AMENDING AND RESTATING THE COMPANY'S CURRENT BYLAWS.

                                  MISCELLANEOUS

                           2005 STOCKHOLDER PROPOSALS

      Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's bylaws. The Company's bylaws do not contain such an advance notice provision.

      Proxy statement and form of proxy will be sent to stockholders in an initial mailing on or about December 3, 2004. Proposals of stockholders pursuant to Rule 14a-8 of the Exchange Act intended to be presented at our 2005 Annual Meeting of Stockholders must be received by us no later than August 4, 2005. Such proposals must comply with the requirements as to form and substance established by the SEC for such proposals in order to be included in the proxy statement. A stockholder who wishes to make a proposal pursuant to Rule 14a-8 of the Exchange Act at our 2005 Annual Meeting of Stockholders without including the proposal in the Company's proxy statement and form of proxy for such meeting must notify the Company no later than October 19, 2005.

      Under our current bylaws, for the Company's 2005 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company, on or before October 19, 2005 and include as to each matter the stockholder wishes to be brought before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                         SECURITY HOLDER COMMUNICATIONS

      Stockholders wishing to communicate with the Board may send their communications to the Secretary of the Company at #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chin, Taipei County, Taiwan, ROC.

                                 OTHER BUSINESS

      Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

      We file annual and quarterly reports, proxy statements and other information with the SEC. 1 Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

      STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 3, 2003. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

                                 By Order of the Board of Directors

                                 /s/ Tiao-Tsan "Andy" Lai
                                 Tiao-Tsan "Andy" Lai
                                 Chairman, President and Chief Executive Officer

December 3, 2003

                                   APPENDIX A

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                               CITY NETWORK, INC.

I. PURPOSE

      The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of City Network, Inc.(the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

      - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

      - Review and appraise the audit efforts of the Corporation's independent auditors.

      - Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II. COMPOSITION OF THE AUDIT COMMITTEE

      The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of The American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

      The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

      The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

      The duties of the Audit Committee shall include the following:

Documents/Reports Review

1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's annual report to stockholders.

3. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

Independent Auditors

4. Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which affect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

5. Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

6. Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

7. Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

Financial Reporting Processes

8. Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

9. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement

10. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

11. Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

12. Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

13. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Legal Compliance

14. Review with the Corporation's counsel any legal matter that could have a significant impact on the Corporation's financial statements.

Other Responsibilities

      Perform any other activities consistent with this Charter, and the Corporation's Memorandum and Articles of Association, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                   APPENDIX B

                          CURRENT BYLAWS OF THE COMPANY

                                     BYLAWS

                                       OF

                             INVESTMENT AGENTS, INC.

                              a Nevada corporation

                                   ARTICLE I

                                     Offices

      Section 1.1 Principal Executive office.

      The principal executive office for the transaction of business of the corporation shall be fixed or may be changed by the approval of a majority of the authorized Directors, and additional officers may be established and maintained at such other place or places: as the Board of Directors may from time to time designate. The Board of Directors is hereby granted full power and authority to change said principal executive office from one location to another. Any such change shall be noted on these bylaws by the Secretary opposite this Section, or this Section maybe amended to state the new location.

      Section 1.2 Other Offices.

      Branch or subordinate business offices may be specified by the Board of Directors at any place or places where the corporation is qualified to do business.

                                   ARTICLE II

                            Meetings of Shareholders

      Section 2.1 Place of Meetings.

      All meetings of shareholders shall be held at the principal executive office of the corporation, or at any other place, within or without the State of Nevada, specified by the Board of Directors.

      Section 2.2 Annual Meeting.

      The annual meeting of the shareholders, after the year 2002, shall be held at the time and date in each year fixed by the Board of Directors, or, if not so designated, then on May 15th, in each year if not a legal holiday, and, if a legal holiday, on the next succeeding day not a legal holiday. At the annual meeting directors shall be elected, reports of the affairs of the corporation shall be considered, and any other business may be transacted that is within the power of the shareholders.

      Section 2.3 Notice of Annual Meeting.

      Written notice of each annual meeting shall be given to each shareholder entitled to vote, either personally or by first-class mail, or, if the corporation has outstanding shares held of record by 500 or more persons (determined in accordance with Nevada General Corporation Law) on the record date for the meeting, by third-class mail, or by other means of written communications, charges prepaid, addressed to such shareholder at the shareholder's address appearing on the books of the corporation or given by such shareholder to the corporation for the purpose of notice. If any notice or report addressed to the shareholder at the address of such shareholder appearing on the books of the corporation is returned to the corporation by the United States Postal Service marked to indicate that the United States Postal Service is unable to deliver the notice or report to the shareholder at such address, all future notices or reports shall be deemed to have been duly given without further mailing if the same shall be available for the shareholder upon written demand of the shareholder at the principal executive office of the corporation for a period of one year from the date of the giving of the notice or report to all other shareholders. If a shareholder gives no address, notice shall be deemed to have been given to such shareholder if addressed to the shareholder at the place where the principal executive office of the corporation is situated, or if published at least once in some newspaper of general circulation in the county in which said principal executive office is located.

      All such notices shall be given to each shareholder entitled thereto not less than ten (10) days (or, if sent by third-class mail, thirty (30) days) nor more than sixty (60) days before each annual meeting. Any such notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means or written communication. An affidavit of mailing of any such notice in accordance with the foregoing provisions, executed by the Secretary, Assistant Secretary or any transfer agent of the corporation, shall be prima facie evidence of the giving of the notice.

      Such notice shall specify:

      (a) the place, the date, and the hour of such meeting;

      (b) those matters that the Board of Directors, at the time of the mailing of the notice, intends to present for action by the shareholders (but, subject to the provisions of subsection (d) below, any proper matter maybe presented at the meeting for such action);

      (c) if directors are to be elected, the names of nominees intended at the time of the notice to be presented by the Board of Directors for election);

      (d) the general nature of a proposal, if any, to take action with respect to approval of (i) a contract or other transaction with en interested director,
(ii) amendment of the Articles of Incorporation, (iii) a reorganization of the corporation as defined in the Nevada General Corporation Law, (iv) voluntary dissolution of the corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any; and

      (e) such other matters, if any, as may be expressly required by statute.

      Section 2.4 Shareholder Proposals at Annual Meetings.

      At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be specified in the notice of meeting (or any supplement thereto) given by or at the direction or the Board of Directors, otherwise properly brought before the meeting by or at the direction of the Board of Directors or otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 45 days nor more than 75 day prior to the date on which the corporation first mailed its proxy materials for the previous years annual meeting of shareholders (or the date on which the corporation mails its proxy materials for the current year if during the prior year the corporation did not hold an annual meeting or if the date of the annual meeting was changed more than 30 days from the prior year). A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

      Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Section 2.4, provided, however, that nothing in this Section 2.4 shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

      The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 2.4, and if he should so determine he shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted.

      Nothing in this Section 2.4 shall affect the right of a shareholder to request inclusion of a proposal in the corporation's proxy statement to the extent that such right is provided by an applicable rule of the Securities and Exchange Commission.

      Section 2.5 Special Meetings.

      Special meetings of the shareholders for any purpose or purposes whatsoever may be called at any time by the Chairman of the Board (if there be such an officer appointed), by the President, by the Board of Directors, or by one or more shareholders entitled to cast not less than ten percent (10%) of the votes at the meeting.

      Section 2.6 Notice of Special Meetings.

         Upon request in writing that a special meeting of shareholders be called for any proper purpose, directed to the Chairman of the Board (if there be such an officer appointed), President,

Vice President or Secretary by any person (other than the Board of Directors) entitled to call a special meeting of shareholders, the officer forthwith shall cause notice to be given to the shareholders entitled to vote that a meeting will be held at a time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. Except in special cases where other express provision is made by statute, notice of any special meeting of shareholders shall be given in the same manner as for annual meetings of shareholders. In addition to the matters required by Section 2.3(a) and, if applicable, Section 2.3(C) Or these Bylaws, notice of any special meeting shall specify the general nature of the business to be transacted, and no other business may be transacted at such meeting.

      Section 2.7 Quorum.

      The presence in person or by proxy of persons entitled to vote one third of the voting shares at any meeting shall constitute a quorum for the transaction or business. If a quorum is present, the affirmative vote of a majority of the shares represented and voting at the meeting (Which shares voting affirmatively also constitute at least a majority of the required quorum) shall be the act of the shareholders, unless the vote of a different number or voting by classes is required by the Nevada General Corporation Law, the Articles of Incorporation or these Bylaws. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the holders of a majority of the shares present in person or represented by proxy thereat and entitled to vote, but in the absence of a quorum no other business may be transacted at such meeting, except that the shareholders present or represented by proxy at a duly called or held meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum.

      Section 2.8 Adjourned Meeting and Notice.

      When any shareholders' meeting, either annual or special, is adjourned for more than forty-five (45) days, or if after adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting. Except as provided above, it shall not be necessary to give any notice of the time and place of the adjourned meeting or of the business to be transacted thereat, other than by announcement of the time and place thereof at the meeting at which such adjournment is taken.

      Section 2.9 Record Date.

      (a) The Board of Directors may fix a time in the future as a record date for the determination of the shareholders entitled to notice of and to vote at any meeting of shareholders or entitled to give consent to corporate action in writing without a meeting, to receive any report, to receive any dividend or other distribution, or allotment of any rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall be not more than sixty (60) days nor less than ten (10) days prior to the date of such meeting, nor more than sixty (60) days prior to any other action. A determination or shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting. When a record date is so fixed, only shareholders of record at the close of business on that date are entitled to notice of and to vote at any such meeting, to give consent without a meeting, to receive any report, to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the corporation after the record date, except as otherwise provided in the Articles of Incorporation or these Bylaws.

      (b) If no record date is fixed:

            (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day preceding the day on which the meeting is held.

            (2) The record date for determining shareholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors has been taken, shall be the day on which the first written consent is given.

            (3) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto, or the sixtieth (60th) day prior to the date of such other action, whichever is later.

      Section 2.10 Voting.

      (a) Except as may be otherwise provided in the Articles of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote of shareholders.

      Any holders of shares entitled to vote on any matter may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, other than elections to office, but, if the shareholder fails to specify the number of shares such shareholder is voting affirmatively, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares such shareholder is entitled to vote.

      (b) The candidates for directors receiving the highest number of affirmative votes of shares entitled to be voted for them, up to the number of directors to be elected by such shares, shall be elected. Votes against a director and votes withheld shall have no legal effect.

      Section 2.11 Proxies.

      (a) Every person entitled to vote shares (including voting by written consent) may authorize another person or other persons to act by proxy with respect to such shares. "Proxy" means a written authorization signed or an electronic transmission authorized by a shareholder or the shareholder's attorney-in-fact giving another person or persons power to vote with respect to the shares of such shareholder. "Signed" for the purpose of this Section means the placing of the shareholder's name or other authorization on the proxy (whether by manual signature, typewriting, telegraphic, or electronic transmission or otherwise) by the shareholder or the shareholder's attorney-in-fact: A proxy may be transmitted by an oral telephone transmission if it is submitted with information from which it may be determined that the proxy when authorized by the shareholder, or his or her attorney in fact. Any proxy duly executed is not revoked and continues in full force and effect until (i) a written instrument revoking it is filed with the secretary of the corporation prior to the vote pursuant thereto, (ii) a subsequent proxy executed by the person executing the prior proxy is presented to the meeting, (iii) the person executing the proxy attends the meeting and votes in person, or (iv) written notice of the death or incapacity of the maker of such proxy is received by the corporation before the vote pursuant thereto is counted, provided that no such proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided in the proxy. Notwithstanding the foregoing sentence, a proxy that states that it is irrevocable, is irrevocable for the period specified therein to the extent permitted by the Nevada Revised Statutes. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

      (b) As long as no outstanding class of securities of the corporation is registered under Section 12 of the Securities Exchange Act of 1934, or is not exempted from such registration by Section 12(g)(2) of such Act, any form of proxy or written consent distributed to ten (10) or more shareholders of the corporation when outstanding shares of the corporation are held of record by 100 or more persons shall afford an opportunity on the proxy or form of written consent to specify a choice between approval and disapproval of each matter or group of related matters intended to be acted upon at the meeting for which the proxy is solicited or by such written consent, other than elections to office, and shall provide, subject to reasonable specified conditions, that where the person solicited specifies a choice with respect to any such matter the shares will be voted in accordance therewith. In any election of directors, any form of proxy in which the directors to be voted upon are named therein as candidates and which is marked by a shareholder "withhold" or otherwise marked in a manner indicating that the authority to vote for the election of directors is withheld shall not be voted for the election of a director.

      Section 2.12 Validation of Defectively Called or Noticed Meetings.

      The transactions of any meeting of shareholders, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required by these Bylaws -- or by the Nevada General Corporation Law to be included in the notice if such objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any regular or special meeting of shareholders need be specified in any written waiver of notice, consent to the holding of the meeting or approval of the minutes thereof, unless otherwise provided in the Articles of Incorporation or these Bylaws, or unless the meeting involves one or more matters specified in Section 2.3(d) of these Bylaws.

      Section 2.13 Action Without Meeting.

      (a) Directors may be elected without a meeting by a consent in writing, setting forth the notion so taken, signed by all of the persons who would be entitled to vote for the election of directors, provided that, without notice except as hereinafter set forth, a director may be elected at any time to fill a vacancy not filled by the directors (other than a vacancy created by removal of a director) by the written consent of persons holding a majority of the outstanding shares entitled to vote for the election of directors.

      Any other action that may be taken at a meeting of the shareholders maybe taken without a meeting, and without prior notice except as hereinafter set forth, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

      (b) Unless the consents of all shareholders entitled to vote have been solicited in writing:

            (1) notice of any proposed shareholder approval of (i) a contract or other transaction with an interested director, (ii) indemnification of an agent of the corporation, (iii) a reorganization of the corporation as defined in the Nevada General Corporation Law, or (iv) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, if any, without a meeting by less than unanimous written consent, shall be given at least ten (10) days before the consummation of the action authorized by such approval; and

            (2) prompt notice shall be given of the taking of any other corporate action approved by shareholders without a meeting by less than unanimous written consent to those shareholders entitled to vote who have not consented in writing. Such notices shall be given in the manner provided in
Section 2.3 of these Bylaws.

      Any shareholder giving a written consent, or the shareholder's proxy holders, or a transferee of the shares or a personal representative of the shareholder or their respective proxy holders, may revoke the consent by a writing received by the corporation prior to the time that written consents of the number of shares, required to authorize the proposed action have been filed with the Secretary of the corporation, but may not do so thereafter. Such revocation is effective upon its receipt by the Secretary of the corporation.

      Section 2.14 Inspectors of Election.

      (a) In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any adjournment thereof. If inspectors of election are not so appointed, or if any persons so appointed fail to appear or refuse to act, the chairman of any such meeting may, and on the request of any shareholder or the holder of such shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail or refuse) at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more shareholders or holders of proxies, the majority of shares represented in person or by proxy shall determine whether one inspector or three inspectors are to be appointed.

      (b) The inspectors of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receive votes, ballots or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the result; and do such acts as may be proper to conduct the election or vote with fairness to all shareholders.

      (c) The inspectors of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all. Any report or certificate made by the inspectors of election is prima facie evidence of the facts stated therein.

                                  ARTICLE III

                               Board of Directors

      Section 3.1 Powers; Approval of Loans to Officers.

      (a) Subject to the provisions of the Nevada General Corporation Law and any limitations in the Articles of Incorporation relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day-to-day operation of the business of the corporation to a management company or other person, provided that the business and affairs of the corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors.

      (b) The corporation may, upon approval of the Board of Directors alone, make loans of money or property to, or guarantee the obligations of, any officer (whether or not a director) of the corporation or of its parent, or adopt an employee benefit plan authorizing such loans or guaranties, provided that:

            (1) the Board of Directors determines that such a loan, guaranty or plan may reasonably be expected to benefit the corporation;

            (2) the corporation has outstanding shares held of record by 100 or more persons (determined as provided in the Nevada General Corporation Law) on the date of approval by the Board of Directors;

            (3) the approval by the Board of Directors is by a vote sufficient without counting the vote of any interested director(s); and

            (4) the loan is otherwise made in compliance with the Nevada General Corporation law or the Nevada Revised Statutes.

      Section 3.2 Number and Qualification of Directors

      The number of directors of the corporation shall not be less than five (5) nor more than fifteen (15) until changed by amendment of the Articles of Incorporation or by a Bylaw amending this Section 3.2 duly adopted by the vote or written consent of holders of a majority of the outstanding shares, provided that if the minimum number of directors is five or more, any proposal to reduce the minimum number of directors to a number less than five cannot be adopted if the votes cast against its adoption at a meeting, or the shares not consenting in the case of action by written consent, are equal to more than sixteen and two-thirds percent (16-2/3%) of the outstanding shares entitled to vote. The exact number of directors shall be fixed from time to time, within the limits specified in the Articles of Incorporation or in this Section 3.2, by a bylaw or amendment thereof duly adopted by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of the holders of a majority of the outstanding shares entitled to vote, or by the Board of Directors.

      Subject to the foregoing provisions for changing the number of directors, the number of directors of the corporation has been fixed at five (5).

      Section 3.3 Classified Board of Directors; Election and Term of Office.

      (a) The directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors permits. At the 2003 annual meeting of shareholders, Class I directors shall be elected for a one-year term, Class II directors for a two-year term and Class III directors for a three-year term. At each succeeding annual meeting of shareholders beginning in 2004, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number or directors in each class as nearly equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors, including any vacancy that results from an increase in the number of directors, may be filled by a majority of the Board of Directors then in office, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall have the same remaining term as that of his predecessor.

      (b) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock issued by the corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting or shareholders, the election, term or office, filling of vacancies and other features of such directorships shall be governed by the terms of the Articles of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to these Bylaws unless expressly provided by such terms.

      (c) A director may not be removed if the votes cast against removal of the director, or not consenting in writing to the removal, would be sufficient to select the director if voted cumulatively (without regard to whether shares may otherwise be voted cumulatively) at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected.

      (d) So long as an outstanding class of securities of the corporation is registered under Section 12 of the Securities Exchange Act of 1934 and the outstanding shares of the corporation are held of record by 100 or more persons of record, after the annual meeting of shareholders for 2003, the corporation shall have not less than one (1) independent director, as that term is then defined in section 303A of the New York Stock Exchange Listed Company Manual and after the annual meeting of shareholders for 2004, the corporation shall have not lees than three (3) independent directors or a majority of independent directors if the corporation is a Securities and Exchange Commission Small Business "SB" filer.

      (e) Any amendment, change or repeal or this Section 3.3 of Article III, or any other amendment to these Bylaws that will have the effect of permitting circumvention of or modifying this Section 3.3 of Article III, shall require the favorable vote, at a shareholders' meeting, of the holders of one third of the then-outstanding shares of stock of the corporation entitled to vote.

      Section 3.4 Vacancies.

      A vacancy in the Board of Directors shall be deemed to exist in case of the death, resignation or removal of any director, if a director has been declared of unsound mind by order of court or convicted of a felony, if the authorized number or directors is increased, if the incorporator or incorporators have failed to appoint the authorized number of directors in any resolution for appointment of directors upon the initial organization of the corporation, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

      Vacancies in the Board of Directors, except for a vacancy created by the removal of a director, may be filled by a majority of the directors present at a meeting at which a quorum is present, or if the number of directors then in office is less than a quorum, (a) by the unanimous written consent of the directors then in office, (b) by the vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice in compliance with these Bylaws, or (c) by a sole remaining director. Each director so elected shall hold office until his or her successor is elected at an annual or a special meeting of the shareholders. A vacancy in the

Board of Directors created by the removal of a director may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of all of the holders of the outstanding shares.

      The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. Any such election by written consent other than to fill a vacancy created by removal shall require the consent of holders of a majority of the outstanding shares entitled to vote. Any such election by written consent to fill a vacancy created by removal shall require the unanimous written consent of all shares entitled to vote for the election of directors.

      Any director may resign effective upon giving written notice to the Chairman of the Board (if there be such an officer appointed), the President, the Secretary or the Board of Directors of the corporation, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

      No reduction or the authorized number or directors shall have the effect of removing any director prior to the expiration of the director's term of office.

      Section 3.5 Time and Place of Meetings.

      The Board of Directors shall hold a regular meeting immediately after the meeting or shareholders at which it is elected and at the place where such meeting is held, or at such other place as shall be fixed by the Board of Directors, for the purpose of organization, election of officers of the corporation and the transaction of other business. Notice of such meeting is hereby dispensed with. Other regular meetings of the Board of Directors shall be held without notice at such times and places as are fixed by the Board of Directors. Special meetings of the Board of Directors may be held at any time whenever called by the Chairman of the Board (if there be such an officer appointed), the President, any Vice-President, the Secretary or any two directors.

      Except as hereinabove provided in this Section 3.5, all meetings of the Board of Directors may be held at any place within or without the State of Nevada that has been designated by resolution of the Board of Directors as the place for the holding of regular meetings, or by written consent of all directors. In the absence of such designation, meetings of the Board of Directors shall be held at the principal executive office of the corporation. Special meetings of the Board of Directors may be held either at a place so designated or at the principal executive office of the corporation.

      Section 3.6 Notice of Special Meetings.

      Notice of the time and place of special meetings shall be delivered personally to each director or communicated to each director by telephone, telegraph, facsimile, electronic mail message or mail, charges prepaid, addressed to the director at the director's address as it is shown upon the records of the corporation or, if it is not so shown on such records or is not readily ascertainable, at the place at which the meetings of the directors are regularly held. In case such notice is mailed, it shall be deposited in the United States mail at least four (4) days prior to the time of the holding of the meeting. In case such notice is delivered personally or by telephone, telegraph, facsimile or electronic mail message, as above provided, it shall be so delivered at least forty-eight (48) hours prior to the time of the holding of the meeting. Any such transmission of notice, as above provided, shall be due, legal and personal notice to such director. As used herein, notice by telephone shall be deemed to include a voice messaging system or other system or technology designed to record and communicate messages, or wireless, to the recipient, including the recipient's designated voice mailbox or address on such a system.

      Notice of a meeting need not be given to any director who signs a waiver of notice or a consent to holding the meeting or an approval of the minutes thereof, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director. All such waivers, consents and approvals shall he filed with the corporate records or made a part of the minutes of the meetings.

      Section 3.7 Action at a Meetings: Quorum and Required Vote.

      (a) Presence of a majority of the authorized number of directors at a meeting of the Board of Directors constitutes a quorum for the transaction of business, except as hereinafter provided.

      (b) Members of the Board of Directors may participate in a meeting through use of conference telephone, electronic video screen communication or other Communications equipment. Participation in a meeting through use of conference telephone pursuant to this subsection (b) constitutes presence in person at such meeting as long as all members participating in the meeting are able to hear one another. Participation in a meeting through use of electronic video screen communication or other communications equipment (other than conference telephone) pursuant to this subsection (b) constitutes presence in person at such meeting, if (1) each member participating in the meeting can communicate with all of the other members concurrently, (2) each member is provided the means of participating in all matters before the board, including, without limitation, the capacity to propose, or to interpose an objection, to a specific action to be taken by the corporation, and (3) the Corporation adopts and implements some means of verifying that (a) a person participating in the meeting is a director or other person entitled to participate in the meeting, and (b) all actions of, or votes by, the Board are taken or cast only by the directors and not by persons who are not directors.

      (c) every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors, unless a greater number, or the same number after disqualifying one or more directors from voting, is required by law, by the Articles of Incorporation, or by these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

      Section 3.8 Action Without a Meeting.

      Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to such action. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors. Such action by written consent shall have the same force and effect as a unanimous vote of such directors.

      Section 3.9 Adjourned Meeting and Notice.

      A majority of the directors present, whether or not a quorum is present, may adjourn any meeting to another time and place. If the meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of the adjournment.

      Section 3.10 Fees and Compensation.

      Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined by resolutions of the Board of Directors. Directors serving on any Audit Committee shall not receive compensation other than directors' fees.

      Section 3.11 Appointment of Audit, Executive and Other Committees.

      The Board of Directors may, by resolution adopted by a majority of the authorized number of directors, designate one or more committees, each consisting of two or more directors, to serve at the pleasure of the Board of Directors. So long as the corporation has a class of securities registered under the Securities Exchange Act of 1934, the Board of Director shall have an Audit Committee. Except as to the Audit Committee, a majority of which cannot be comprised of non-independent directors, the Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee. The appointment or members or alternate member's of a committee requires the vote of a majority of the authorized number of directors. Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have all the authority of the Board of Directors, except with respect to:

      (a) The approval of any action for which the Nevada General Corporation Law also requires shareholders' approval or approval of the outstanding shares.

      (b) The filling of vacancies on the Board of Directors or in any committee.

      (c) The fixing of compensation of the directors for serving on the Board of Directors or on any committee.

      (d) The amendment or repeal of these Bylaws or the adoption of new Bylaws.

      (e) The amendment or repeal of any resolution of the Board of Directors that by its express terms is not so amendable or repealable.

      (f) A distribution to the shareholders of the corporation, except at a rate, in a periodic amount or within a price range determined by the Board of Directors.

      (g) The appointment of other committees of the Board of Directors or the members thereof.

      The Audit Committee shall adopt an audit committee charter that addresses the audit committees purposes, duties and responsibilities and other committees, may but are not required to adopt a committee charter. Further, the provisions of Sections 3.5 through 3.9 of these Bylaws apply also to committees of the Board of Directors and action by such committees, mutatis mutandis (with the necessary changes having been made in the language thereof).

                                   ARTICLE IV

                                    Officers

      Section 4.1 Officers.

      The officers of the corporation shall consist of the President, the Secretary and a Chief Financial Officer, and each of them & shall be appointed by the Board or Directors. The corporation may also have a Chairman of the Board, Treasurer, one or more Vice-Presidents, a Controller, one or more Assistant Secretaries and Assistant Treasurers and such other officers as may be appointed by the Board of Directors, or with authorization from the Board of Directors by the President. The order of the seniority of the Vice-Presidents shall be in the order of their nomination, unless otherwise determined by the Board of Directors. Any two or more of such offices may be held by the same person. The Board of Directors shall designate one officer as the chief financial officer of the corporation. In the absence of such designation, the Treasurer shall be the chief financial officer. The Board of Directors may appoint, and may empower the President to appoint, such other officers as the business of the corporation may require, each of whom shall have such authority and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

      All officers of the corporation shall hold office from the date appointed to the date of the next succeeding regular meeting of the Board of Directors following the meeting of shareholders at which the Board of Directors is elected, and until their successors are elected, provided that all officers, as well as any other employee or agent of the corporation, may be removed at anytime at the pleasure of the Board of Directors, or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors, and upon the removal, resignation, death or incapacity of any officer, the Board of Directors or the President, in cases where he or she has been vested by the Board of Directors with power to appoint, may declare such office vacant and fill such vacancy. Nothing in these Bylaws shall be construed as creating any kind of contractual right to employment with the corporation.

      Any officer may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the corporation, without prejudice, however, to the rights, if any, of the corporation under any contract to which such officer is a party. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

      The salary and other compensation of the officers shall be fixed from time to time by resolution of or in the manner determined by the Board of Directors.

      Section 4.2 The Chairman of the Board.

      The Chairman of the Board (it there be such an officer appointed) shall, when present, preside at all meetings of the Board of Directors and shall perform all the duties commonly incident to that office. The Chairman of the Board shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation (except where by law the signature of the President is required), and shall perform such other duties as the Board of Directors may from time to time determine.

      Section 4.3 The President.

      Subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board, the President shall be the chief executive officer of the corporation and shall perform all the duties commonly incident to that office. The President shall have authority to execute in the name of the corporation bonds, contracts, deeds, leases and other written instruments to be executed by the corporation. The President shall preside at all meetings of the shareholders and, in the absence of the Chairman of the Board or if there is none, at all meetings of the Board of Directors, and shall perform such other duties as the Board of Directors may from time to time determine.

      Section 4.4 Vice-Presidents.

      The Vice-Presidents (if there be such officers appointed), in the order of their seniority (unless otherwise established by the Board of Directors), may assume and perform the duties or the President in the absence or disability of the President or whenever the offices of the Chairman of the Board and President are vacant. The Vice-Presidents shall have such titles, perform such other duties and have such other powers as the Board of Directors, the President or these Bylaws may designate from time to time.

      Section 4.5 The Secretary.

      The Secretary shall record or cause to be recorded, and shall keep or cause to be kept, at the principal executive office and such other place as the Board of Directors may order, a book of minutes of actions taken at all meetings or directors and committees thereof and of shareholders, with the time and place of holding, whether regular or special, and, if special, how authorized, the notice thereof given, the names of those present at directors' meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

      The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the corporation's transfer agent, a share register or a duplicate share register in a form capable of being converted into written form, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date or certificates issued for the same and the number and date of cancellation of every certificate surrendered for cancellation.

      The Secretary shall give, or cause to be given, notice of all the meetings of the shareholders and of the Board or Directors and committees thereof required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

      The President may direct any Assistant Secretary to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

      Section 4.6 The Treasurer.

      The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct accounts of the properties and business transactions of the corporation. The books of account shall at all reasonable times be open to inspection by any director.

      The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all of the Treasurer's transactions as Treasurer and of the financial condition of the corporation and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

      The President may direct any Assistant Treasurer to assume and perform the duties of the Treasurer in the absence or disability of the Treasurer, and each Assistant Treasurer shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

      Section 4.7 The Controller.

      The Controller (if there be such an officer appointed) shall be responsible for the establishment and maintenance of accounting and other systems required to control and account for the assets of the corporation and provide safeguards therefor, and to collect information required for management purposes, and shall perform such other duties and have such other powers as the Board of Directors or the President may designate from time to time.

      The President may direct any Assistant Controller to assume and perform the duties of the Controller in the absence or disability of the Controller, and each Assistant Controller shall perform such other duties and have such other powers as the Board of Directors, the Chairman of the Board (if there be such an officer appointed) or the President may designate from time to time.

                                   ARTICLE V

                       Execution of Corporate Instruments
                        Ratification and Voting of Stocks
                            Owned by the Corporation

      Section 5.1 Execution of Corporate Instruments.

      In its discretion, the Board of Directors may determine the method and designate the signatory officer or officers or other person or persons, to execute any corporate instrument or document, or to sign the corporate name without limitation, except where otherwise provided by law, and such execution or signature shall be binding upon the corporation.

      All checks and drafts drawn on banks or other depositories on funds to the credit of the corporation, or in special accounts of the corporation, shall be signed by such person or persons as the Board of Directors shall authorize to do so.

      The Board of Directors shall designate an officer who personally or through his representative, shall, vote shares of other corporations standing in the name of this corporation. The authority to vote shares shall include the authority to execute a proxy in the name of the corporation for purposes of voting the shares.

      Section 5.2 Ratification by Shareholders.

      In its discretion, the Board of Directors may submit any contract or act for approval or ratification of the shareholders at any annual meeting of shareholders, or at any special meeting of shareholders called for that purpose; and any contract or act that shall be approved or ratified by the holders of a majority of the voting power of the corporation shall be as valid and binding upon the corporation and upon the shareholders thereof as though approved or ratified by each and every shareholder of the corporation, unless a greater vote is required by law for such purpose.

      Section 5.3 Voting of Stocks Owned by the Corporation.

      All stock of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized to do so by resolution of the Board of Directors, or in the absence of such authorization, by the Chairman of the Board (if there be such an officer appointed), the President or any Vice-President, or by any other person authorized to do so by the Chairman of the Board, the President or any Vice President.


                                   ARTICLE VI

                            Annual and Other Reports

      Section 6.1 Reports to Shareholders.

      The Board of Directors of the corporation shall cause an annual report to be sent to the shareholders not later than 120 days after the close of the fiscal year, and at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) prior to the annual tweeting of shareholders to be held during the next fiscal year. This report shall contain a balance sheet as of the end of that fiscal year and an income statement and statement of changes in financial position for that fiscal year, accompanied by any report thereon of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. This report shall also contain such other matters as required by the Nevada General Corporation Law, unless the corporation is subject to the reporting requirements of Section 13 of the Securities Exchange Act of 1934, and is not exempted therefrom under Section 17(g)(2) thereof. As long as the corporation has less than 100 holders of record of its shares (determined as provided in the Nevada General Corporation Law), the foregoing requirement of an annual report is hereby waived.

      So long as an outstanding class of securities or the corporation is registered under Section 12 of the Securities Exchange Act of 1934 and the outstanding shares of the corporation are held of record by 100 or more persons of record, the report shall be accompanied by a report of an independent accountant, prepared with an audit, by auditors subject to peer review consistent with the American Institute of Certified Public Accountants (AICPA) procedures.

      If no annual report for the last fiscal year has been sent to shareholders, the corporation shall, upon the written request of any shareholder made more than 120 days after the close of such fiscal year, deliver or mail to the person making the request within thirty (30) days thereafter the financial statements for such year as required by the Nevada General Corporation Law. A shareholder or shareholders holding at least five percent (5%) of the outstanding shares of any class of the corporation may make a written request to the corporation for an income statement of the corporation for the three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the corporation as of the end of such period and, in addition, if no annual report for the last fiscal year has been sent to shareholders, the annual report for the last fiscal year, unless such report has been waived under these Bylaws. The statements shall be delivered or mailed to the person making the request within thirty (30) days thereafter. A copy of any such statements shall be kept on file in the principal executive office of the corporation for twelve (12) months, and they shall be exhibited at all reasonable times to any shareholder demanding an examination of the statements, or a copy shall be mailed to the shareholder.

      The Form 10K or 10KSB filed with the Securities and Exchange Act can be used as the annual report; provided, however, that the certification required by
Section 302 of the Sarbanes-Oxley Act are contained therein.

      The quarterly income statements and balance sheets referred to in this section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the corporation or the certificate of an authorized officer of the corporation that the financial statements were prepared without audit from the books and records of the corporation.

      The Form 10Q or 10SSB filed with the Securities and Exchange Act can be used as the quarterly report; provided, however, that the certification required by Section 302 of the Sarbanes-Oxley Act are contained therein.

      Section 6.2 Report of Shareholder Vote.

      For a period or sixty (60) days following the conclusion of an annual, regular or special meeting of shareholders, the corporation shall, upon written request from a shareholder, forthwith inform the shareholder of the result of any particular vote of shareholders taken at the meeting, including the number of shares voting for, the number of sharer voting against and the number of shares abstaining or withheld from voting. It the matter voted on was the election of directors, the corporation shall report the number of shares (or votes if voted cumulatively) cast for each nominee for director. If more than one class or series of shares voted, the report shall state the appropriate numbers by class and series of shares.

      Section 6.3 Reports to the Secretary of State.

      (a) Every year, during the calendar month in which the original articles of incorporation were filed with the Nevada Secretary of State, or during the preceding five calendar months, the corporation shall file a statement with the Secretary or State on the prescribed form, setting forth the required information designated thereon, to include, if required, the names and complete business and residence addressee of all incumbent directors, the names and complete business or resident addressee of the chief executive officer, the secretary and the chief financial officer, the street address of the corporation's principal executive office or principal business office in this state; and a designation of the agent of the corporation for the purpose of service of process, all in compliance with Nevada Revised Statutes.

      (b) Notwithstanding the provisions of paragraph (a) of this section, if there has been no change in the information contained in the corporation's last annual statement on file in the Secretary of State's office, the corporation may, in lieu of filing the annual statement described in paragraph (a) of this section, advice the Secretary of State, on the appropriate form, if such a form exists, that no changes in the required information have occurred during the applicable period.

                                  ARTICLE VII

                                 Shares of Stock

      Every holder of shares in the corporation shall be entitled to have a certificate signed in the name of the corporation by the Chairman or Vice Chairmen of the Board (if there be such officers appointed) or the President or a Vice-President and by the Chief Financial Officer or any Assistant Treasurer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any of the signatures on the Certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it maybe issued by the corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

      Any such certificate shall also contain such legends or other statements as may be required by federal or other state securities laws, and any agreement between the corporation and the issue of the certificate.

      Certificates for shares may be issued prior to full payment, under such restrictions and for such purposes as the Board of Directors or these Bylaws may provide; provided, however, that the certificate issued to represent any such partly paid shares shall state on the face thereof the total amount of the consideration to be paid therefor, the amount remaining unpaid and the terms of payment.

      No new certificate for shares shall be issued in lieu of an old certificate unless the latter is surrendered and canceled at the same time; provided, however, that a now certificate will be issued without the surrender and cancellation of the old certificate if (1) the old certificate is lost, apparently destroyed or wrongfully taken; (2) the request for the issuance of the new certificate is made within a reasonable time after the owner of the old certificate has notice of its loss, destruction or theft; (3) the request for the issuance of a new certificate is made prior to the receipt of notice by the corporation that the old certificate has been acquired by a bona fide purchaser,
(4) the owner of the old certificate files a sufficient indemnity bond with or provides other adequate security to the corporation, and (5) the owner satisfies any other reasonable requirement imposed by the corporation. In the event of the issuance of a new certificate, the rights and liabilities of the corporation, and of the holders of the old and new certificates, shall be governed by the provisions of the Uniform Commercial Code as enacted or as applicable in Nevada.

                                  ARTICLE VIII

                         Inspection of Corporate Records

      Section 8.1 General Records.

      The accounting books and records and the minutes of proceedings of the shareholders, the Board of Directors and committees thereof of the corporation and any subsidiary, of the corporation shall be open to inspection upon the written demand on the corporation of any shareholder or holder of a voting trust certificate at any reasonable time during usual business hours, for a purpose reasonably related to such holder's interests as a shareholder or as the holder of such voting trust certificate. Such inspection by a shareholder or holder of a voting trust certificate may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts. Minutes of proceedings of the shareholders, Board, and committee thereof shall be kept in written form. Other books and records shall be kept either in written form or in any other form capable of being converted into written form.

      A shareholder or shareholders holding at least five percent (5%) in the aggregate of the outstanding voting shares of the corporation or who hold at least one percent (l%) of such voting shares and have filed a Schedule 14A with the United States Securities and Exchange

Commission relating to the election of directors of the corporation shall have (in person, or by agent or attorney) the right to inspect and copy the record of shareholders' names and addresses and shareholdings during usual business hours upon five (5) business days' prior written demand upon the corporation or to obtain from the transfer agent for the corporation, upon written demand and upon the tender of its usual charges for such list, a list of the shareholders' names and addresses, who are entitled to vote for the election of directors, and their shareholdings, as of the most recent record date for which it has been compiled or as of a date specified by the shareholder subsequent to the date of demand. The list shall be made available on or before the later of five (5) business days after the demand is received or the date specified therein as the date as of which the list is to be compiled.

      Every director shall have the absolute right at any reasonable time to inspect and copy all books, records and documents of every kind and to inspect the physical properties of the corporation and its subsidiaries. Such inspection by a director may be made in person or by agent or attorney, and the right of inspection includes the right to copy and make extracts.

      Section 8.2 Inspection of Articles of Incorporation and Bylaws.

      The corporation shall keep at its principal executive office in Nevada, or if its principal executive office is not in Nevada, then at its principal business office in Nevada or with its Resident Agent, the original or a copy of the Articles of Incorporation as amended to date, and these Bylaws as amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours.

                                   ARTICLE IX

          Indemnification of Officers, Directors, Employees and Agents

      Section 9.1 Right to Indemnification

      Each person who was or is a party or is threatened to be made a party to or is involved (as a party, witness or otherwise), in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee or agent or the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or was a director, officer, employee or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent (hereafter an "Agent'), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon and any federal, state, local or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) (reasonably) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for [some text not available]

To the extent that any provision of the Articles, agreement or vote of the stockholders or disinterested directors is inconsistent with these Bylaws, the provision, agreement or vote shall take precedence

      Section 9.5 Authority to Insure.

      The corporation may purchase and maintain insurance to protect itself and any Agent against any Expense asserted against or incurred by such person, whether or not the corporation would have the power to indemnify the Agent against such Expense under applicable law or the provisions of this Article, provided that, in cases where the corporation owns all or a portion of the shares of the company issuing the insurance policy, the company and/or the policy must meet any of the conditions set forth in the Nevada Revised Statutes, as amended.

      Section 9.6 Survival of Rights.

      The rights provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

      Section 9.7 Settlement of Claims.

      The corporation shall not be liable to indemnify any Agent under this Article (a) for any amounts paid in settlement of any action or claim effected without the corporation's written consent, which consent shall not be unreasonably withheld, or (b) for any judicial award, if the corporation was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action.

      Section 9.8 Affect of Amendment.

Any amendment, repeal, or modification of this Article shall not adversely affect any right or protection of any Agent existing at the time of such amendment, repeal or modification.

      Section 9.9 Subrogation.

      In the event of payment under this Article, the corporation shall be subrogated to the extent of such payment to all of the rights of recovery of the Agent who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution or such documents necessary to enable the corporation effectively to bring suit to enforce such rights.

      Section 9.10 No Duplication of Payments.

      The corporation shall not be liable under this Article to make any payment in connection with any claim made against the Agent to the extent the Agent has otherwise actually received payment (under any insurance policy, agreement, vote or otherwise) of the amounts otherwise indemnifiable hereunder.

                                   ARTICLE X

                                   Amendments

      Section 10.1 Power of Shareholders.

      New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of a majority of the outstanding shares entitled to vote, or by the written assent of shareholders entitled to vote such shares, except as otherwise provided by law or by the Articles of Incorporation or by these Bylaws.

      Section 10.2 Power of Directors.

      Subject to the right of shareholders as provided in Section 10.1 of this
Article X to adopt, amend or repeal these Bylaws, these Bylaws (other than a bylaw or amendment thereof providing for the approval by the Board, acting alone, or a loan or guarantee to any officer or an employee benefit plan providing for the same) may be adopted, amended or repealed by the Board of Directors provided, however, that the Board of Directors may adopt a bylaw or amendment thereof changing the authorized number of directors only for the purpose of fixing the exact number of directors within the limits specified in the Articles of Incorporation or in Section 3.2 of these Bylaws.


                                   ARTICLE XI

                                   Definitions

      Unless the context otherwise requires, the general provisions, rules of construction and definitions contained in the Nevada Corporation Law as amended from time to time shall govern the construction of these Bylaws. Without limiting the generality of the foregoing, the masculine gender includes the feminine and neuter, the singular number includes the plural and the plural number includes the singular and the term "person" includes a corporation as well as a natural person.


                                  ARTICLE XII

                                 Corporate Seal

      The corporate seal shall consist of a circular die bearing the name of the corporation, the state in which it was incorporated and the date of its incorporation. If and when authorized by the Board of Directors, a duplicate of the corporate seal may be kept and used by such officer or person as the Board of Directors may designate.

                            CERTIFICATE OF SECRETARY

      The undersigned, Raymond Robert Acha of Investment Agent's, Inc., a Nevada corporation, hereby certifiers that the foregoing is a full, true end correct copy of the Bylaws of the corporation with all amendments to date of this certificate.

      WITNESS the signature of the undersigned and the seal of the Corporation this 1st day of October, 2002.



/s/ RAYMOND ROBERT ACHA
-----------------------
Secretary

                                   APPENDIX C

                   AMENDED AND RESTATED BYLAWS OF THE COMPANY

                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                               CITY NETWORKS, INC.
                             (A NEVADA CORPORATION)

                                    ---------

                                    ARTICLE I
                                  STOCKHOLDERS

            1. CERTIFICATES REPRESENTING STOCK. Every holder of stock in the corporation shall be entitled to have a certificate signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation or by agents designated by the Board of Directors, certifying the number of shares owned by him in the corporation and setting forth any additional statements that may be required by the General Corporation Law of the State of Nevada ("General Corporation Law"). If any such certificate is countersigned or otherwise authenticated by a transfer agent or transfer clerk, and by a registrar, a facsimile of the signature of the officers, the transfer agent or the transfer clerk or the registrar of the corporation may be printed or lithographed upon the certificate in lieu of the actual signatures. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any certificate or certificates shall cease to be such officer or officers of the corporation before such certificate or certificates shall have been delivered by the corporation, the certificate or certificates may nevertheless be adopted by the corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the corporation.

            Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, the certificates representing stock of any such class or series shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

            The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

            2. FRACTIONAL SHARE INTERESTS. The corporation is not obliged to but may execute and deliver a certificate for or including a fraction of a share. In lieu of executing and delivering a certificate for a fraction of a share, the corporation may proceed in the manner prescribed by the provisions of Section
78.205 of the General Corporation Law.

            3. STOCK TRANSFERS. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes, if any, due thereon.

            4. RECORD DATE FOR STOCKHOLDERS. For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or the allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the directors may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If a record date is not fixed, the record date is at the close of business on the day before the day on which notice is given or, if notice is waived, at the close of business on the day before the meeting is held. A determination of stockholders of record entitled to notice of or to vote at any meeting of stockholders applies to an adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. The directors must fix a new record date if the meeting is adjourned to a date more than sixty days later than the date set for the original meeting.

            5. MEANING OF CERTAIN TERMS. As used in these Bylaws in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term "share" or "shares" or "share of stock" or "shares of stock" or "stockholder" or "stockholders" refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Articles of Incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the articles of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Articles of Incorporation.

            6. STOCKHOLDER MEETINGS.

      TIME. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

      PLACE. Annual meetings and special meetings shall be held at such place, within or without the State of Nevada, as the directors may, from time to time, fix.

      CALL. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

      NOTICE OR WAIVER OF NOTICE. Notice of all meetings shall be in writing and signed by the President or a Vice-President, or the Secretary, or an Assistant Secretary, or by such other person or persons as the directors must designate. The notice must state the purpose or purposes for which the meeting is called and the time when, and the place, where it is to be held. A copy of the notice must be either delivered personally or mailed postage prepaid to each stockholder not less than ten nor more than sixty days before the meeting. If mailed, it must be directed to the stockholder at his address as it appears upon the records of the corporation. Any stockholder may waive notice of any meeting by a writing signed by him, or his duly authorized attorney, either before or after the meeting; and if notice of any kind is required to be given under the provisions of the General Corporation Law, a waiver thereof in writing and duly signed whether before or after the time stated therein, shall be deemed equivalent thereto.

      CONDUCT OF MEETING. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

      PROXY REPRESENTATION. At any meeting of stockholders, any stockholder may designate another person or persons to act for him by proxy in any manner described in, or otherwise authorized by, the provisions of Section 78.355 of the General Corporation Law.

      INSPECTORS. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof.

If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

      QUORUM. One-third (1/3) of the voting power, which includes the voting power that is present in person or by proxy, regardless of whether the proxy has authority to vote on all matters, constitutes a quorum at a meeting of stockholders for the transaction of business unless the action to be taken at the meeting shall require a greater proportion. The stockholders present may adjourn the meeting despite the absence of a quorum.

      VOTING. Each share of stock shall entitle the holder thereof to one vote. In the election of directors, a plurality of the votes cast shall elect. Any other action is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except where the General Corporation Law, the Articles of Incorporation, or these Bylaws prescribe a different percentage of votes and/or a different exercise of voting power. In the election of directors, voting need not be by ballot; and, except as otherwise may be provided by the General Corporation Law, voting by ballot shall not be required for any other action.

            Stockholders may participate in a meeting of stockholders by means of a conference telephone or similar method of communication by which all persons participating in the meeting can hear each other.

            7. STOCKHOLDER ACTION WITHOUT MEETINGS. Except as may otherwise be provided by the General Corporation Law, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders, eligible to vote, holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

                                   ARTICLE II
                                    DIRECTORS

            1. FUNCTIONS AND DEFINITION. The business and affairs of the corporation shall be managed by the Board of Directors of the corporation. The Board of Directors shall have authority to fix the compensation of the members thereof for services in any capacity. The use of the phrase "whole Board" herein refers to the total number of directors which the corporation would have if there were no vacancies.

            2. QUALIFICATIONS AND NUMBER. Each director must be at least 18 years of age. A director need not be a stockholder or a resident of the State of Nevada. The initial Board of Directors shall consist of not less than five (5) and not more than fifteen (15) persons. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be five (5). The number of directors may be increased or decreased by action of the stockholders or of the directors.

            3. ELECTION AND TERM. In the election of directors, a plurality of the votes cast shall elect. The first Board of Directors shall hold office until the first election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an election of directors by stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. In the interim between elections of directors by stockholders, newly created directorships and any vacancies in the Board of Directors, including any vacancies resulting from the removal of directors for cause or without cause by the stockholders and not filled by said stockholders, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

            4. MEETINGS.

      TIME. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

      PLACE. Meetings shall be held at such place within or without the State of Nevada as shall be fixed by the Board.

      CALL. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, of the President, or of a majority of the directors in office.

      NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice if any need not be given to a director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein.

      QUORUM AND ACTION. A majority of the directors then in office, at a meeting duly assembled, shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as the Articles of Incorporation or these Bylaws may otherwise provide, and except as otherwise provided by the General Corporation Law, the act of the directors holding a majority of the voting power of the directors, present at a meeting at which a quorum is present, is the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

            Members of the Board or of any committee which may be designated by the Board may participate in a meeting of the Board or of any such committee, as the case may be, by means of a telephone conference or similar method of communication by which all persons participating in the meeting hear each other. Participation in a meeting by said means constitutes presence in person at the meeting.

      CHAIRMAN OF THE MEETING. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

            5. REMOVAL OF DIRECTORS. Any or all of the directors may be removed for cause or without cause in accordance with the provisions of the General Corporation Law.

            6. COMMITTEES. Whenever its number consists of two or more, the Board of Directors may designate one or more committees which have such powers and duties as the Board shall determine. Any such committee, to the extent provided in the resolution or resolutions of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal or stamp of the corporation to be affixed to all papers on which the corporation desires to place a seal or stamp. Each committee must include at least one director. The Board of Directors may appoint natural persons who are not directors to serve on committees.

            7. WRITTEN ACTION. Any action required or permitted to be taken at a meeting of the Board of Directors or of any committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the Board or of the committee, as the case may be.

                                   ARTICLE III
                                    OFFICERS

            1. The corporation must have a President, a Secretary, and a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and agents with such titles as the resolution choosing them shall designate. Each of any such officers must be natural persons and must be chosen by the Board of Directors or chosen in the manner determined by the Board of Directors.

            2. QUALIFICATIONS. Except as may otherwise be provided in the resolution choosing him, no officer other than the Chairman of the Board, if any, and the Vice-Chairman of the Board, if any, need be a director.

            Any person may hold two or more offices, as the directors may determine.

            3. TERM OF OFFICE. Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen or until his resignation or removal before the expiration of his term.

            Any officer may be removed, with or without cause, by the Board of Directors or in the manner determined by the Board.

            Any vacancy in any office may be filled by the Board of Directors or in the manner determined by the Board.

            4. DUTIES AND AUTHORITY. All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolution designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions or instruments may be inconsistent therewith.

                                   ARTICLE IV
                               REGISTERED OFFICE

            The location of the initial registered office of the corporation in the State of Nevada is the address of the initial resident agent of the corporation, as set forth in the original Articles of Incorporation.

            The corporation shall maintain at said registered office a copy, certified by the Secretary of State of the State of Nevada, of its Articles of Incorporation, and all amendments thereto, and a copy, certified by the Secretary of the corporation, of these Bylaws, and all amendments thereto. The corporation shall also keep at said registered office a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are stockholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively or a statement setting out the name of the custodian of the stock ledger or duplicate stock ledger, and the present and complete post office address, including street and number, if any, where such stock ledger or duplicate stock ledger is kept.

                                    ARTICLE V
                             CORPORATE SEAL OR STAMP

            The corporate seal or stamp shall be in such form as the Board of Directors may prescribe.

                                   ARTICLE VI
                                   FISCAL YEAR

            The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

                                   ARTICLE VII
                               CONTROL OVER BYLAWS

            New Bylaws may be adopted or these Bylaws may be amended, altered or repealed by the stockholders. The power to amend, alter, and repeal these Bylaws and to make new Bylaws, other than a Bylaw or amendment thereof changing the authorized number of directors, shall be vested in the Board of Directors subject to the Bylaws, if any, adopted by the stockholders.

      I HEREBY CERTIFY, that, the foregoing is a full, true, and correct copy of the Amended and Restated Bylaws of City Networks, Inc., a Nevada corporation, as in effect on the date hereof.

      WITNESS my hand and the seal or stamp of the corporation.

Dated:

                                               ----------------------------
                                               Name
                                               Secretary

(SEAL)

                            CITY NETWORK, INC. PROXY
               FOR ANNUAL MEETING TO BE HELD ON DECEMBER 31, 2003

The undersigned stockholder of City Network, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tiao-Tsan "Andy" Lai, Yun-Ti "Stella" Tseng and Alice Chen, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (local time) at the Company's executive offices located at #13F, No. 77, Hsin Tai Wu Road, Sec. 1 His-Chih, Taipei County, Taiwan, ROC on December 31, 2004, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      The Board of Directors recommends that you vote "FOR" each proposal.

1.

     Elect ten (10)     1.   Tiao-Tsan "Andy" Lai    2.  Yun-Ti "Stella" Tseng     3.  Alice Chen
     Directors          4.   I-Min Ou                5.  Chin-Yuan Liao            6.  Mei-Chu Lai
                        7.   Kao-Yu Hung             8.  Chung-Chieh "Kevin" Lin   9.  Yong Su
                        10.  Pi-Liang Lin


     [ ] FOR all nominees listed above (except those  [ ] WITHHOLD AUTHORITY
         whose names or numbers have been written         to vote for all
         on the line below).                              nominees listed above.

2. Proposal to ratify the appointment of Lichter, Weil & Associates as the Company's independent auditors.

     [ ]   FOR               [ ]   AGAINST               [ ]   ABSTAIN

3. Proposal to amend and restate the Company's current bylaws to the form attached as Appendix C to the Proxy Statement.

     [ ]   FOR               [ ]   AGAINST                [ ]   ABSTAIN

3. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Date:  _____________, 2004
                                    ----------------------------------------


                                    ----------------------------------------

                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.